UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: May 17, 2017

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32081
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

Completion of Secondary Public Offering

On May 23, 2017, the Company issued a press release announcing the completion of its offering (the “Offering”) of 17,825,000 shares of common stock by certain of the Company’s stockholders (the “Selling Stockholders”) for cash consideration of $21.50 per share to a syndicate of underwriters led by joint-book running managers UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC. Macquarie Capital (USA) Inc. also acted as a joint book-running manager. The Company is not selling any stock in this transaction and will not receive any proceeds from the sale of the shares by the Selling Stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 8.01.

Underwriting Agreement

In connection with the Offering, on May 17, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, on behalf of themselves and the other underwriters named therein. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report and is incorporated by reference into this Item 8.01.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 17, 2017, by and among Advanced Disposal Services, Inc., each of the Selling Stockholders and UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as Representatives of the Underwriters

99.1	Press Release of Advanced Disposal Services, Inc., dated May 23, 2017 Announcing Closing of Secondary Public Offering of Common Stock

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name :	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: May 23, 2017

Exhibit Index

Number and Description of Exhibit

1.1

Underwriting Agreement, dated May 17, 2017, by and among Advanced Disposal Services, Inc., each of the Selling Stockholders and UBS Securities LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as Representatives of the Underwriters

99.1	Press Release of Advanced Disposal Services, Inc., dated May 23, 2017 Announcing Closing of Secondary Public Offering of Common Stock